UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 13, 2009

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	717-291-2411
Former name or former address, if changed since last Report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 - Regulation FD Disclosure.

On August 13, 2009, Fulton Financial Corporation ("Fulton") posted an Investor Presentation dated August 2009 with data as of June 30, 2009 on the Fulton website at www.fult.com. Fulton also filed a Current Report on Form 8-K dated August 13, 2009 including the Investor Presentation as Exhibit 99.1.

Fulton is filing an amendment to the August 13, 2009 Form 8-K to correct the numbers for shared national credits on slide 24 of the Investor Presentation and to note that the Fulton Peer Group listed on slide 40 is as of June 30, 2009. No other changes have been made in the Investor Presentation. However, the updated version of the Investor Presentation, attached hereto as Exhibit 99.1, supersedes in its entirety the Exhibit 99.1 filed with the August 13, 2009 Form 8-K. The updated version of the Investor Presentation has now been posted on Fulton’s website.

This new Investor Presentation, attached as Exhibit 99.1 and incorporated by reference, updates previously filed Investor Presentations and provides an overview of Fulton's strategy and performance. It is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Fulton Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2009	Fulton Financial Corporation By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

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